SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
SCHEDULE 14a
(RULE 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
EXCHANGE ACT OF 1934 (AMENDMENT NO.    )
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Check the appropriate box:
☐	Preliminary proxy statement

☐	Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2))

☐	Definitive proxy statement

☑	Definitive additional materials

☐	Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12
ProAssurance Corporation

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy statement, if Other Than the Registrant)
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☑	No fee required

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11
The filing fee of $                     was calculated on the basis of the information that follows:
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2.	Aggregate number of securities to which transaction applies:

3.	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
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*** Exercise Your Right to Vote ***
IMPORTANT NOTICE Regarding the Availability of Proxy Materials
Meeting Information
Meeting Type: Annual Meeting
PROASSURANCE CORPORATION For holders as of: March 31, 2009
Date: May 20, 2009 Time: 10:00 AM CDT Location: ProAssurance Headquarters 5th Floor 100 Brookwood Place Birmingham, Alabama 35209
You are receiving this communication because you hold shares in the above named company.
PROASSURANCE CORPORATION
100 BROOKWOOD PLACE This is not a ballot. You cannot use this notice to vote BIRMINGHAM, L 35209 these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).
We encourage you to access and review all of the R2.09.03.17 important information contained in the proxy materials before voting.
1 See the reverse side of this notice to obtain
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proxy materials and voting instructions.

Before You Vote
How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE:
1. Notice & Proxy Statement 2. Annual Report
How to View Online:
Have the 12-Digit Control Number available (located on the following page) and visit: www.proxyvote.com.
How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:
1) BY INTERNET: www.proxyvote.com
2) BYTELEPHONE: 1-800-579-1639
3) BY E-MAIL*: sendmaterial@proxyvote.com
* If requesting materials by e-mail, please send a blank e-mail with the 12-Digit Control Number (located on the following page) in the subject line.
Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 06, 2009 to facilitate timely delivery. . To facilitate timely delivery please make the request as instructed above on or before
How To Vote
Please Choose One of The Following Voting Methods
R2.09.03.17 Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special 2 requirements for meeting attendance. At the Meeting you will need to request a ballot to vote these shares.
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Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the 12 Digit Control Number available and follow the instructions.
Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting items
The Board of Directors recommends that you vote FOR the following:
1. Election of Directors
Nominees
01 J. D. Brant DPM 02 J. J. McMahon, Jr. 03 W. H. Woodhams MD 04 W.W. Yeargan, Jr., MD
The Board of Directors recommends you vote FOR the following proposal(s):
2 To ratify the appointment of Ernst & Young LLP as independent auditors
NOTE: If this proxy is properly executed, the shares of ProAssurance Corporation common stock represented by this proxy will be voted as directed by the undersigned. If no direction is made, the shares will be vote FOR the election as directors of all nominees listed herein and FOR the ratification of the appointment of Ernst & Young LLP as independent auditors.
Such other business as may properly come before the meeting or any adjournment thereof.
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